UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2008 (May 15, 2008)

SAMOYED ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

000-52390

98-0511932

(State or other jurisdiction

(Commission File Number)

(IRS Employer Identification No.)

 of incorporation)

2440, 10303 Jasper Avenue, Edmonton, Alberta T5J 3N6

 (Address of principal executive offices)

                (Zip Code)

Registrant's telephone number, including area code (780) 428-6002

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On May 15, 2008, Samoyed Energy Corp., also referred to as the Company, entered into an Agreement of Purchase and Sale by and between the Company and Stone Canyon Resources, Inc., also referred to as Stone Canyon, effective as of May 15, 2008.  A copy of the Agreement of Purchase and Sale is included as Exhibit 10.1 to this 8-K Report.  Upon the closing of the Agreement of Purchase and Sale, the Company will transfer to Stone Canyon of all of the Company’s oil and gas assets, as well as all of the liabilities related to those oil and gas assets, in exchange for the 22,749,998 shares of the Company’s common stock currently owned by Stone Canyon.  The Agreement of Purchase and Sale is set to close on May 20, 2008.

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2008, the Company’s Board of Directors appointed Walter Geldenhuys to serve as a member of the Company’s Board.  Mr. Geldenhuys has served as the president of Advanced Voice Recognition Systems, Inc., also known as AVRS, since 2005. From 2000 to 2005, Mr. Geldenhuys was a member of NCC, LLC, which became AVRS’s wholly-owned subsidiary in 2005.  In addition, Mr. Geldenhuys has owned Progressive Technologies LLC, a design and manufacturing concern, since 2002.

Also on May 15, 2008, Lisa Jacobson resigned from her position as a member of the Board of Directors effective immediately.

Item 7.01

Regulation FD Disclosure.

On May 20, 2008, the Company issued a news release that is attached as Exhibit 99.1 to this 8-K Report.  The news release discusses the closing of the Stock Exchange Agreement with shareholders of Advanced Voice Recognition Systems, Inc.

In accordance with General Instruction B.2 of Form 8-K, the information in this 8-K Report shall not be deemed filed for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing.

Item 9.01

Financial Statements and Exhibits.

d)  Exhibits

Exhibit 10.1

Agreement of Purchase and Sale by and between Samoyed Energy Corp. and Stone Canyon Resources, Inc., effective as of May 15, 2008.

Exhibit 99.1

May 20, 2008 news release entitled “Samoyed Energy Corp. Closes Stock Exchange Agreement with Shareholders of Advanced Voice Recognition Systems, Inc.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMOYED ENERGY CORP.

Signature:

/s/ Walter Geldenhuys

Name:

Walter Geldenhuys

Title:

President, Chief Executive Officer and Chief Financial Officer

Dated:

May 20, 2008

Exhibit No.

Description

Exhibit 10.1

Agreement of Purchase and Sale by and between Samoyed Energy Corp. and Stone Canyon Resources, Inc., effective as of May 15, 2008.

Exhibit 99.1

May 20, 2008 news release entitled “Samoyed Energy Corp. Closes Stock Exchange Agreement with Shareholders of Advanced Voice Recognition Systems, Inc.”